                                                                    Exhibit 10.3

                            PATENT SECURITY AGREEMENT


                  THIS PATENT SECURITY AGREEMENT (this "Agreement"), dated as
of December   , 1998 is made by QUANTUM NORTH AMERICA, INC., a Delaware
corporation ("Borrower"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender").

                                    RECITALS


                  A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Lender has agreed to make certain financial accommodations to Borrower, and pursuant to which Borrower has granted to Lender a security interest in (among other things) certain of the general intangibles of Borrower.

                  B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Lender under the Loan Agreement, Borrower has agreed to execute and deliver this Agreement to Lender for filing with the PTO and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Lender's existing security interests in the patents and other general intangibles described herein.

                                   ASSIGNMENT


                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower hereby agrees in favor of Lender as follows:

                  1. DEFINITIONS; INTERPRETATION.

                       (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.ss.101 Et SEQ.), as amended, and any successor statute.

                  "EVENT OF DEFAULT" shall have the meaning ascribed to such thereto in the Loan Agreement.

                  "LIEN" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

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

                  "PATENT COLLATERAL" has the meaning set forth in SECTION 2.

                  "PATENTS" has the meaning set forth in SECTION 2.

                  "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Borrower, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Borrower from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

                  "PTO" means the United States Patent and Trademark Office and any successor thereto.

                  "SECURED OBLIGATIONS" means all Obligations owing by Borrower to Lender of any kind or description arising out of or outstanding under, advanced or issued pursuant to, this Agreement or the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                       (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                       (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

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                            (i) Any reference to a Section or a Schedule is a
                  reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                            (ii) The words "hereof," "herein," "hereto,"
                  "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                            (iii) The meaning of defined terms shall be equally
                  applicable to both the singular and plural forms of the terms defined.

                            (iv) The words "including," "includes" and "include"
                  shall be deemed to be followed by the words "without limitation."

                            (v) References to agreements and other contractual
                  instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                            (vi) References to statutes or regulations are to be
                  construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                            (vii) Any captions and headings are for convenience
                  of reference only and shall not affect the construction of this Agreement.

                            (viii) Capitalized words not otherwise defined
                  herein shall have the respective meanings ascribed to them in the Loan Agreement.

                            (ix) In the event of a direct conflict between the
                  terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of the Borrower and supplemental rights and remedies in favor of Lender (whether under California law or applicable federal law), in each case in respect of the Patent Collateral, shall not be deemed a conflict with the Loan Agreement.

                  2. SECURITY INTEREST.

                       (a) ASSIGNMENT AND GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, Borrower hereby grants, assigns,

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transfers, and conveys to Lender a continuing security interest in all of
Borrower's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                            (i) all letters patent of the U.S. or any other
                  country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held, or used by Borrower in whole or in part, including all existing U.S. patents and patent applications of Borrower which are described in SCHEDULE A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Borrower, including such patent licenses which are described in SCHEDULE A hereto, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                            (ii) all claims, causes of action and rights to sue
                  for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                            (iii) all general intangibles (as defined in the
                  UCC) and all intangible intellectual or other similar property of Borrower of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                            (iv) all products and Proceeds of any and all of the
                  foregoing.

                       (b) CONTINUING SECURITY INTEREST. Borrower agrees that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with
SECTION 16.

                       (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

                       (d) LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Borrower may grant non-exclusive licenses of the Patent Collateral (subject to the security interest (if any) of Lender therein) in the ordinary course of business and consistent with past practice.

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

                  3. FURTHER ASSURANCES; APPOINTMENT OF LENDER AS ATTORNEY-IN-FACT. Borrower at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance satisfactory to Lender, and take any and all action, which Lender may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Lender's security interest in the Patent Collateral and to accomplish the purposes of this Agreement. If Borrower refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Lender in accordance with the foregoing, Lender shall have the right to, in the name of Borrower, or in the name of Lender or otherwise, without notice to or assent by Borrower, and Borrower hereby irrevocably constitutes and appoints Lender (and any of Lender's officers or employees or agents designated by Lender) as Borrower's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Borrower on all or any of such documents or instruments, and perform all other acts, that Lender deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Lender's security interest in, the Patent Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Borrower, which Lender may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including
(A) upon the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Patent Collateral, (B) upon the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Patent Collateral, including any rights of Borrower arising under
Section 365(n) of the Bankruptcy Code, and (C) upon the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Lender to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral (it being understood that so long as no Event of Default has occurred and is continuing, Borrower may grant or issue non-exclusive licenses in the ordinary course of business and consistent with past practice with respect to the Patent Collateral and subject to the security interest (if any) of Lender therein), and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 16.

                  Nothing in this Agreement shall obligate Borrower to commence any suit, proceeding or other action for infringement of any of the Patents that are immaterial to Borrower's business.

                  4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, in each case to the best of its knowledge, information, and belief, as follows:

                       (a) NO OTHER PATENTS. A true and correct list of all of the existing Patents owned, held (whether pursuant to a license or otherwise) or used by Borrower, in whole or in part, is set forth in SCHEDULE A.

                       (b) VALIDITY. Each of the Patents listed on SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Borrower's knowledge, each of the Patents is valid and enforceable.

                       (c) OWNERSHIP OF PATENT COLLATERAL; NO VIOLATION. (i) Borrower has rights in and good title to the existing Patent Collateral, (ii) with respect to the Patent Collateral shown on SCHEDULE A hereto as owned by it, Borrower is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, shop rights and covenants by Borrower not to sue third persons and (iii) with respect to any Patent for which Borrower is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, Borrower is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person is known by Borrower to have any rights in or to any of the Patent Collateral. To the best of Borrower's knowledge, the past, present and contemplated future use of the Patent Collateral by Borrower has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                       (d) NO INFRINGEMENT. To the best of Borrower's knowledge, no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person.

                       (e) POWERS. Borrower has the unqualified right, power and authority to pledge and to grant to Lender a security interest in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

                  5. COVENANTS. So long as any of the Secured Obligations remain unsatisfied, Borrower shall comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and Borrower will promptly give Lender written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Patents for which Borrower is a licensee.

                  6. FUTURE RIGHTS. Except as otherwise expressly agreed to in writing by Lender, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Lender shall have released or terminated, in whole but not in part, its interest in the Patent Collateral, if and when Borrower shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of
SECTION 2 shall automatically apply thereto and Borrower shall give to Lender prompt notice thereof. Borrower shall do all things deemed necessary or advisable by Lender to ensure the validity, perfection, priority and enforceability of the security interests of Lender in such future acquired Patent Collateral. Borrower hereby authorizes Lender to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Borrower's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

                  7. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other Collateral. Borrower agrees that such rights and remedies include the right of Lender as a Lender to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Borrower agrees that Lender shall at all times have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Lender's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any tangible asset of Borrower in which Lender has a security interest, including Lender's rights to sell inventory, tooling or packaging which is acquired by Borrower (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right but shall in no way be obligated to bring suit, or to take such other action as Lender deems necessary or advisable, in the name of Borrower or Lender, to enforce or protect any of the Patent Collateral, in which event Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. To the extent that Lender shall elect not to bring suit to enforce such Patent Collateral, upon the occurrence and during the continuation of an Event of Default, Borrower, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

                  8. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower and Lender and their respective successors and assigns.

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                  9. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

                  10. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of the Patent Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

                  11. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Lender may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

                  12. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  13. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

                  14. LOAN AGREEMENT. Borrower acknowledges that the rights and remedies of Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

                  15. NO INCONSISTENT REQUIREMENTS. Borrower acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Borrower agrees that

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

all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  16. TERMINATION. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Lender shall execute and deliver such documents and instruments and take such further action reasonably requested by Borrower and at Borrower's expense as shall be necessary to evidence termination of the security interest granted by Borrower to Lender hereunder.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                 QUANTUM NORTH AMERICA, INC.,
                                 a Delaware corporation



                                 By:
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                       -----------------------------------------

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation



                                 By:
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                       -----------------------------------------

STATE OF CALIFORNIA                         )
                                            )  ss
COUNTY OF LOS ANGELES                       )

                  On         , 1998, before me, ______________________________,
Notary Public, personally appeared               , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    --------------------------------------------
                                    Signature
[SEAL]


STATE OF CALIFORNIA                         )
                                            )  ss
COUNTY OF LOS ANGELES                       )

                  On         , 1998, before me, ______________________________,
Notary Public, personally appeared               , personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    --------------------------------------------
                                    Signature
[SEAL]

                                   SCHEDULE A
                        to the Patent Security Agreement

                              UNITED STATES PATENTS
                             AND PATENT APPLICATIONS


----------------- ---------------- ------------ ------------- --------------------------------------------------------
     FILING           PATENT         FILING        FILING
    COUNTRY           NUMBER          DATE         STATUS                              TITLE
----------------- ---------------- ------------ ------------- --------------------------------------------------------




                                      A-1